UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    September 23, 2012

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 23, 2012, Leucadia National Corporation (the “Company”) entered into an agreement with Mueller Industries, Inc. (“Mueller”) pursuant to which Mueller repurchased on September 24, 2012  all of the 10,422,859 shares of common stock of Mueller beneficially owned by the Company for an aggregate cash purchase price of approximately $427,337,000.  A copy of the agreement is filed herewith as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1           Share Repurchase Agreement dated September 23, 2012 among Leucadia National Corporation, BEI-Longhorn, LLC and Mueller Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2012

LEUCADIA NATIONAL CORPORATION

	By:	/s/ Joseph A. Orlando
		Name:	Joseph A. Orlando
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

10.1	Share Repurchase Agreement dated September 23, 2012 among Leucadia National Corporation, BEI-Longhorn, LLC and Mueller Industries, Inc.

4